SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                   0-26483                94-3236309
(State or other jurisdiction    (Commission File        (I.R.S. Employer
  of Identification Number)          Number)      incorporation or organization)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On April 24, 2002, VaxGen, Inc. (the "Company") announced that the Company's AIDS vaccine cleared its seventh safety review with the Data and Safety Monitoring Board.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

On May 7, 2002, the Company announced its first quarter results along with the resignation of Ruth B. Kunath from the Board of Directors and Audit and Compensation Committees. Ms. Kunath did not resign from the Company's Board of Directors because of a disagreement with management.

The press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

     EXHIBIT               DESCRIPTION

     99.1     Press Release issued April 24, 2002.

     99.2     Press Release issued May 7, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VaxGen, Inc.
                                           (Registrant)


Dated: May 10, 2002                        By:  /s/ Carter A. Lee
                                              ---------------------------
                                              Carter A. Lee
                                              Senior Vice President
                                              Finance & Administration

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                                  EXHIBIT INDEX

     EXHIBIT No.  DESCRIPTION
     -----------  -----------

        99.1      Press Release issued April 24, 2002.

        99.2      Press Release issued May 7, 2002.